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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                December 20, 2001
                Date of Report (Date of earliest event reported)

                          APCOA/STANDARD PARKING, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                                                 16-1171179
        Delaware                      333-50437                (IRS Employer
(State of Incorporation)      (Commission File Number)      Identification No.)

                             900 N. Michigan Avenue
                          Chicago, Illinois 60611-1542
                     (Address of Principal Executive Office)

                                 (312) 274-2000
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)

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Item 5.   OTHER EVENTS

          On December 20, 2001, APCOA/Standard Parking, Inc. issued a press release relating to an unregistered exchange offer, a copy of which is annexed hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements:

          None.

     (b)  Pro Forma Financial Information:

          None.

     (c)  Exhibits:

          99.1 Press Release dated as of December 20, 2001.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     APCOA/Standard Parking, Inc.


DATE: December 27, 2001                      By:  /s/ Robert N. Sacks
                                                  ------------------------------
                                                  Robert N. Sacks
                                                  General Counsel and Secretary